                                                                    EXHIBIT 99.3

   UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF TICKETMASTER ONLINE-CITYSEARCH

    The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the combination. In the combination, USA Networks will receive 52,000,000 new shares of our Class B common stock in exchange for contributing the Ticketmaster businesses to us. The assets and liabilities so transferred between entities under common control before and after the combination will be accounted for at historical cost in a manner similar to that in pooling-of-interests accounting.

    The unaudited pro forma condensed consolidated financial statements reflect certain assumptions regarding the proposed transaction and are based on the historical financial statements of our company. The consolidated financial statements of Ticketmaster Group include the financial statements of our company, the effect of which has been adjusted in the column titled Elimination of Ticketmaster Online-Citysearch. The unaudited pro forma condensed consolidated financial statements, including the notes accompanying them, are qualified in their entirety by reference to, and should be read in conjunction with, our audited consolidated financial statements and the notes thereto, and the audited consolidated financial statements of Ticketmaster Group, including the notes thereto, which have been previously incorporated by reference in this Report.

    The unaudited pro forma condensed consolidated balance sheet as September 30, 2000 gives effect to the combination as if the combination had occurred on that date. The unaudited pro forma consolidated condensed statement of operations for the nine months ended September 30, 2000, the year ended December 31, 1999, the eleven months ended December 31, 1998 and the year ended January 31, 1998 give effect to the combination as if the combination had occurred at the beginning of the periods presented.

    The unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only. The unaudited pro forma statements of operations are indicative of the accounting for the combination at historical cost in a manner similar to that in pooling-of-interests accounting. These statements are not necessarily indicative of the results of operations or financial position that actually would have been reported had these transactions occurred on the dates indicated above, nor are they necessarily indicative of future financial results of operations.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       OF TICKETMASTER ONLINE-CITYSEARCH

                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                            HISTORICAL                   ELIMINATION OF                     PRO FORMA
                                           TICKETMASTER    HISTORICAL     TICKETMASTER                     TICKETMASTER
                                             ONLINE-      TICKETMASTER      ONLINE-        PRO FORMA         ONLINE-
                                            CITYSEARCH    GROUP, INC.    CITYSEARCH(1)    ADJUSTMENTS       CITYSEARCH
                                           ------------   ------------   --------------   -----------      ------------
                                                        ASSETS

Current assets:
  Cash and cash equivalents..............   $  30,297      $  113,114      $ (30,297)      $   7,559 (3)    $  120,673
  Marketable securities..................      17,583          17,902        (17,583)             --            17,902
  Accounts receivable, net...............       8,896              --         (8,896)             --                --
  Accounts receivable, ticket sales......          --          37,408             --              --            37,408
  Accounts receivable, trade.............          --          27,742             --              --            27,742
  Due from licensees.....................       1,500              --         (1,500)             --                --
  Contract advances......................          --          12,552             --              --            12,552
  Prepaid expenses and other current
    assets...............................       5,225          14,718         (5,225)             --            14,718
                                            ---------      ----------      ---------       ---------        ----------
    Total current assets.................      63,501         223,436        (63,501)          7,559           230,995
Investments..............................      20,028              --        (20,028)             --                --
Property, equipment and leasehold
  improvements, net......................      23,788          76,685        (23,788)             --            76,685
Goodwill and other intangibles, net......     613,607       1,231,782       (613,607)             --         1,231,782
Other assets.............................       3,833          66,070         (3,833)             --            66,070
Deferred income taxes....................          --          10,604             --              --            10,604
                                            ---------      ----------      ---------       ---------        ----------
    Total assets.........................   $ 724,757      $1,608,577      $(724,757)      $   7,559        $1,616,136
                                            =========      ==========      =========       =========        ==========

                                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt......   $     481      $    5,236      $    (481)      $      --        $    5,236
  Accounts payable.......................       2,822              --         (2,822)             --                --
  Accounts payable, trade................          --           9,514             --              --             9,514
  Accounts payable, clients..............          --         102,442             --              --           102,442
  Accrued expenses.......................      14,279          61,981        (14,279)             --            61,981
  Related party payable..................         840              --           (840)             --                --
  Deferred revenue and other.............       8,836          15,072         (8,836)             --            15,072
                                            ---------      ----------      ---------       ---------        ----------
    Total current liabilities............      27,258         194,245        (27,258)             --           194,245
Long-term debt, net of current portion...          96          12,854            (96)             --            12,854
Due to USAi and affiliates...............          --         164,724             --        (161,454)(4)         3,270
Deferred income taxes....................          --          45,030             --         (44,901)(5)           129
Other long term liabilities..............       1,050          14,590         (1,050)             --            14,590
Minority interest........................          --         509,187       (503,062)             --             6,125
Stockholders' equity:
  Preferred stock, $0.01 par value.......          --              --             --              --                --
  Class A Common Stock, $0.01 par
    value................................         480              --             --              --               480
  Class B Common Stock, $0.01 par
    value................................         406              --             --             520 (6)           926
  Class C Common Stock, $0.01 par
    value................................          --              --             --              --                --
  Additional paid-in capital.............     976,072         763,465       (344,192)        277,460 (7)     1,672,805
  Accumulated other comprehensive loss...        (124)         (3,291)           124              --            (3,291)
  Accumulated deficit....................    (280,481)        (92,227)       150,777         (64,066)(5)      (285,997)
                                            ---------      ----------      ---------       ---------        ----------
    Total stockholders' equity...........     696,353         667,947       (193,291)        213,914         1,384,923
                                            ---------      ----------      ---------       ---------        ----------
    Total liabilities and stockholders'
      equity.............................   $ 724,757      $1,608,577      $(724,757)      $   7,559        $1,616,136
                                            =========      ==========      =========       =========        ==========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       OF TICKETMASTER ONLINE-CITYSEARCH

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     HISTORICAL                   ELIMINATION OF                  PRO FORMA
                                    TICKETMASTER    HISTORICAL     TICKETMASTER                  TICKETMASTER
                                      ONLINE-      TICKETMASTER      ONLINE-        PRO FORMA      ONLINE-
                                     CITYSEARCH    GROUP, INC.    CITYSEARCH(1)    ADJUSTMENTS    CITYSEARCH
                                    ------------   ------------   --------------   -----------   ------------
Revenues:
  Ticketing operations............    $ 102,745      $ 395,909      $(102,745)       $    --       $ 395,909
  City guide and classifieds......       49,174         58,776        (49,174)            --          58,776
  Sponsorship and advertising.....       13,064             --        (13,064)            --              --
  Other...........................           --          7,639             --             --           7,639
                                      ---------      ---------      ---------        -------       ---------
    Total revenues................      164,983        462,324       (164,983)            --         462,324
                                      ---------      ---------      ---------        -------       ---------
Operating costs and other
  expenses:
  Ticketing operations............       77,568        253,436        (77,568)            --         253,436
  City guide and classifieds......       39,015         40,505        (39,015)            --          40,505
  Other...........................           --         11,614             --             --          11,614
  Sales and marketing.............       57,007         63,355        (57,007)            --          63,355
  Research and development........        4,641             --         (4,641)            --              --
  General and administrative......       19,808         71,306        (19,808)            --          71,306
  Depreciation and amortization...      107,265        150,600       (107,265)            --         150,600
                                      ---------      ---------      ---------        -------       ---------
    Total operating costs and
      other expenses..............      305,304        590,816       (305,304)            --         590,816
                                      ---------      ---------      ---------        -------       ---------
Loss from operations..............     (140,321)      (128,492)       140,321             --        (128,492)

Other (income) expenses:
  Interest income.................       (2,346)        (3,081)         2,346             --          (3,081)
  Interest expense................           --          6,168             --             --           6,168
  Other expenses..................          289             --           (289)            --              --
  Equity in net loss of
    unconsolidated affiliates.....        3,774          2,636         (3,774)            --           2,636
                                      ---------      ---------      ---------        -------       ---------
    Total other (income)
      expenses....................        1,717          5,723         (1,717)            --           5,723
                                      ---------      ---------      ---------        -------       ---------
Loss before income taxes and
  minority interest...............     (142,038)      (134,215)       142,038             --        (134,215)
Minority interest in loss.........           --        (70,906)        70,120             --            (786)
Income tax provision..............        1,033         11,734         (1,033)            --          11,734
                                      ---------      ---------      ---------        -------       ---------
Net loss..........................    $(143,071)     $ (75,043)     $  72,951        $    --       $(145,163)
                                      =========      =========      =========        =======       =========
Basic and diluted loss per
  share(3)........................                                                                 $   (1.05)
                                                                                                   =========
Weighted average shares
  outstanding for basic and
  diluted loss per share(3).......                                                                   138,909
                                                                                                   =========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       OF TICKETMASTER ONLINE-CITYSEARCH

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     HISTORICAL                   ELIMINATION OF                  PRO FORMA
                                    TICKETMASTER    HISTORICAL     TICKETMASTER                  TICKETMASTER
                                      ONLINE-      TICKETMASTER      ONLINE-        PRO FORMA      ONLINE-
                                     CITYSEARCH    GROUP, INC.    CITYSEARCH(1)    ADJUSTMENTS    CITYSEARCH
                                    ------------   ------------   --------------   -----------   ------------
Revenues:
  Ticketing operations............    $  64,787      $442,743       $ (64,787)       $    --       $ 442,743
  City guide and classifieds......       33,915        36,329         (33,915)            --          36,329
  Sponsorship and advertising.....        6,601            --          (6,601)            --              --
  Other...........................           --        19,458              --             --          19,458
                                      ---------      --------       ---------        -------       ---------
    Total revenues................      105,303       498,530        (105,303)            --         498,530
                                      ---------      --------       ---------        -------       ---------
Operating costs and other
  expenses:
  Ticketing operations............       47,870       269,315         (47,870)            --         269,315
  City guide and classifieds......       30,288        35,642         (30,288)            --          35,642
  Other...........................           --        17,841              --             --          17,841
  Sales and marketing.............       47,263        56,499         (47,263)            --          56,499
  Research and development........        7,455            --          (7,455)            --              --
  General and administrative......       15,242        78,521         (15,242)            --          78,521
  Depreciation and amortization...       77,744       127,921         (77,744)            --         127,921
  Merger and other transaction
    costs.........................        4,236         4,236          (4,236)            --           4,236
                                      ---------      --------       ---------        -------       ---------
    Total operating costs and
      other expenses..............      230,098       589,975        (230,098)            --         589,975
                                      ---------      --------       ---------        -------       ---------
Loss from operations..............     (124,795)      (91,445)        124,795             --         (91,445)

Other (income) expenses:
  Interest income.................       (4,428)       (5,645)          4,428             --          (5,645)
  Interest expense................          265         8,108            (265)            --           8,108
  Equity in net (income) loss of
    unconsolidated affiliates.....          272        (1,225)           (272)            --          (1,225)
                                      ---------      --------       ---------        -------       ---------
    Total other (income)
      expenses....................       (3,891)        1,238           3,891             --           1,238
                                      ---------      --------       ---------        -------       ---------
Loss before income taxes and
  minority interest...............     (120,904)      (92,683)        120,904             --         (92,683)
Minority interest in loss.........           --       (56,139)         54,765             --          (1,374)
Income tax provision..............          464        23,975            (464)            --          23,975
                                      ---------      --------       ---------        -------       ---------
Net loss..........................    $(121,368)     $(60,519)      $  66,603        $    --       $(115,284)
                                      =========      ========       =========        =======       =========
Basic and diluted loss per
  share(3)........................                                                                 $   (0.90)
                                                                                                   =========
Weighted average shares
  outstanding for basic and
  diluted loss per share(3).......                                                                   128,097
                                                                                                   =========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       OF TICKETMASTER ONLINE-CITYSEARCH

                 FOR THE ELEVEN MONTHS ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                    HISTORICAL                   ELIMINATION OF                     PRO FORMA
                                   TICKETMASTER    HISTORICAL     TICKETMASTER                     TICKETMASTER
                                     ONLINE-      TICKETMASTER      ONLINE-        PRO FORMA         ONLINE-
                                    CITYSEARCH    GROUP, INC.    CITYSEARCH(1)    ADJUSTMENTS       CITYSEARCH
                                   ------------   ------------   --------------   -----------      ------------
Revenues:
  Ticketing operations...........    $ 15,743       $ 348,103       $(15,743)      $      --         $348,103
  City guide and classifieds.....       5,376           5,568         (5,376)             --            5,568
  Sponsorship and advertising....       6,754              --         (6,754)             --               --
  Other..........................          --              --                             --               --
                                     --------       ---------       --------       ---------         --------
    Total revenues...............      27,873         353,671        (27,873)             --          353,671
                                     --------       ---------       --------       ---------         --------
Operating costs and other
  expenses:
  Ticketing operations...........       9,842         217,839         (9,842)             --          217,839
  City guide and classifieds.....       4,021           5,268         (4,021)             --            5,268
  Other..........................                          --                             --               --
  Sales and marketing............       6,834          17,116         (6,834)             --           17,116
  Research and development.......       1,728              --         (1,728)             --               --
  General and administrative.....       3,495          64,840         (3,495)             --           64,840
  Depreciation and
    amortization.................      16,275          52,450        (16,275)             --           52,450
                                     --------       ---------       --------       ---------         --------
    Total operating costs and
      other expenses.............      42,195         357,513        (42,195)             --          357,513
                                     --------       ---------       --------       ---------         --------
Income (loss) from operations....     (14,322)         (3,842)        14,322              --           (3,842)

Other (income) expenses:
  Interest income................        (867)         (2,555)           867              --           (2,555)
  Interest expense...............         813          11,455           (813)             --           11,455
  Gain on sale of subsidiary
    stock........................          --        (108,967)            --         108,967 (5)           --
  Equity in net (income) loss of
    unconsolidated affiliates....          --            (477)            --              --             (477)
                                     --------       ---------       --------       ---------         --------
    Total other (income)
      expenses...................         (54)       (100,544)            54         108,967            8,423
                                     --------       ---------       --------       ---------         --------
Income before income taxes and
  minority interest..............     (14,268)         96,702         14,268        (108,967)         (12,265)
Minority interest in loss........          --          (4,829)         4,819              --              (10)
Income tax provision.............       2,951          58,196         (2,951)        (44,901)(5)       13,295
                                     --------       ---------       --------       ---------         --------
Net income (loss)................    $(17,219)      $  43,335       $ 12,400       $ (64,066)        $(25,550)
                                     ========       =========       ========       =========         ========
Basic and diluted loss per
  share(3).......................                                                                    $  (0.26)
                                                                                                     ========
Weighted average shares
  outstanding for basic and
  diluted loss per share(3)......                                                                      97,201
                                                                                                     ========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       OF TICKETMASTER ONLINE-CITYSEARCH

                      FOR THE YEAR ENDED JANUARY 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     HISTORICAL                   ELIMINATION OF                  PRO FORMA
                                    TICKETMASTER    HISTORICAL     TICKETMASTER                  TICKETMASTER
                                      ONLINE-      TICKETMASTER      ONLINE-        PRO FORMA      ONLINE-
                                     CITYSEARCH    GROUP, INC.    CITYSEARCH(1)    ADJUSTMENTS    CITYSEARCH
                                    ------------   ------------   --------------   -----------   ------------
Revenues:
  Ticketing operations............     $5,972        $340,980        $(5,972)       $      --      $340,980
  City guide and classifieds......         --              --                              --            --
  Sponsorship and advertising.....      3,933              --         (3,933)              --            --
  Other...........................         --              --                              --            --
                                       ------        --------        -------        ---------      --------
    Total revenues................      9,905         340,980         (9,905)              --       340,980
                                       ------        --------        -------        ---------      --------
Operating costs and other
  expenses:
  Ticketing operations............      3,522         209,726         (3,522)              --       209,726
  City guide and classifieds......         --              --             --               --            --
  Other...........................         --              --             --               --            --
  Sales and marketing.............        490           7,249           (490)              --         7,249
  General and administrative......      1,719          71,424         (1,719)              --        71,424
  Depreciation and amortization...         --          24,473             --               --        24,473
                                       ------        --------        -------        ---------      --------
    Total operating costs and
      other expenses..............      5,731         312,872         (5,731)              --       312,872
                                       ------        --------        -------        ---------      --------
Income from operations............      4,174          28,108         (4,174)              --        28,108

Other (income) expenses:
  Interest income.................         --          (1,859)            --               --        (1,859)
  Interest expense................         --          11,419             --               --        11,419
  Equity in net income of
    unconsolidated affiliates.....         --          (1,417)            --               --        (1,417)
                                       ------        --------        -------        ---------      --------
    Total other (income)
      expenses....................         --           8,143             --               --         8,143
                                       ------        --------        -------        ---------      --------
Income before income taxes and
  minority interest...............      4,174          19,965         (4,174)              --        19,965
Minority interest in loss.........         --             (65)            --               --           (65)
Income tax provision..............      1,827          11,883         (1,827)              --        11,883
                                       ------        --------        -------        ---------      --------
Net income........................     $2,347        $  8,147        $(2,347)       $      --      $  8,147
                                       ======        ========        =======        =========      ========
Basic and diluted earnings per
  share(3)........................                                                                 $   0.09
                                                                                                   ========
Weighted average shares
  outstanding for basic and
  diluted earnings per share(3)...                                                                   89,238
                                                                                                   ========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

(1) Represents the elimination of the net assets and results of operations and minority interest of Ticketmaster Online-Citysearch included in the consolidated historical Ticketmaster Group financial statements.

(2) The calculation of basic and diluted pro forma earnings (loss) per share adjusts the Ticketmaster Online-Citysearch historical weighted average shares outstanding to reflect the 52,000,000 shares issued to USA Networks in the combination as if issued at the beginning of the period.

(3) Represents the working capital adjustment whereby USA Networks will contribute an amount such that current assets of the contributed balance sheet, as defined, equal current liabilities.

(4) Represents the elimination of all intercompany amounts owed by Ticketmaster Group to USA Networks and affiliates, other than intercompany amounts owed by TMC Realty to USA Networks.

(5) Represents reversal of gains totaling $109.0 million from the Citysearch merger and the sale of Ticketmaster Online-Citysearch stock in connection with its initial public offering and related income tax expense of $44.9 million.

(6) Represents the issuance of 52,000,000 shares of Class B Common Stock to USA Networks for the contribution of the businesses of Ticketmaster Group.

(7) Represents the contribution of capital resulting from adjustment notes
    (3) and (4) and the reversal of the $109 million gain per note (5) and a reclassification from additional paid in capital to common stock resulting from adjustment note (6).